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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                         ------------------------------

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934




                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 MARCH 18, 2005



                            GREYSTONE LOGISTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          OKLAHOMA                     000-26331                 75-2954680
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)



                       1613 E. 15TH, TULSA, OKLAHOMA 74120
               (Address of principal executive offices) (Zip Code)



                                 (918) 583-7441
              (Registrant's telephone number, including area code)


                               PALWEB CORPORATION
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

            Effective as of March 18, 2005, the Registrant caused a newly formed subsidiary that was wholly owned by the Registrant, Greystone Logistics, Inc., an Oklahoma corporation, to be merged with and into the Registrant. In connection with such merger and as of the effective time of the merger, the Registrant amended its Certificate of Incorporation by changing its name to Greystone Logistics, Inc., pursuant to the terms of the Certificate of Ownership and Merger filed by the Registrant with the Secretary of State of Oklahoma. Also in connection with such merger, the Registrant amended its Bylaws to change its name to Greystone Logistics, Inc.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

     4.1 Certificate of Ownership and Merger Merging Greystone Logistics, Inc., into PalWeb Corporation.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           PALWEB CORPORATION


Date: March 24, 2004                       By: /s/ Robert H. Nelson
                                               ----------------------------
                                               Robert H. Nelson
                                               Chief Financial Officer and
                                               Chief Operating Officer